                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 10, 2006

                    LB-UBS Commercial Mortgage Trust 2006-C3
                       (Exact Name of the Issuing Entity)

                   Structured Asset Securities Corporation II
             (Exact Name of Registrant as Specified in Its Charter)

       Lehman Brothers Holdings Inc. and UBS Real Estate Investments Inc.
               (Exact Name of Sponsor as Specified in Its Charter)

            Delaware                 333-129844-01             82-0569805
  (State or Other Jurisdiction        (Commission            (IRS Employer
of Incorporation of Registrant)       File Number)        Identification No. of
                                                               Registrant)

745 Seventh Avenue, New York, New York                             10019
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code (212) 526-7000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

                                        1

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On April 10, 2006, a pooling and servicing agreement dated as of March 13,
2006 (the "Pooling and Servicing Agreement"), was entered into by and among
Structured Asset Securities Corporation II (the "Registrant") as depositor,
Wachovia Bank, National Association as master servicer, CWCapital Asset
Management LLC as special servicer, and LaSalle Bank National Association as trustee. The Pooling and Servicing Agreement was entered into for the purpose of creating a New York common law trust, designated as LB-UBS Commercial Mortgage
Trust 2006-C3 (the "Issuing Entity"), and issuing a single series of certificates, entitled LB-UBS Commercial Mortgage Trust 2006-C3, Commercial
Mortgage Pass-Through Certificates, Series 2006-C3 (the "Certificates"). The
offer and sale of certain classes of the Certificates, designated as Class A-1,
Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J,
Class B, Class C, Class D, Class E, Class F and Class X-CP (collectively, the
"Underwritten Certificates"), were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-119328). The
Underwritten Certificates were sold to Lehman Brothers Inc. and UBS Securities
LLC (collectively, the "Underwriters") pursuant to an underwriting agreement dated as of April 3, 2006 (the "Underwriting Agreement") between the Registrant, the Underwriters, Lehman Brothers Holdings Inc. ("LBHI") and UBS Real Estate
Investments Inc. ("UBSREI"). The mortgage loans (the "Mortgage Loans") backing the Underwritten Certificates were acquired by the Registrant from (1) UBSREI as seller pursuant to a mortgage loan purchase agreement dated as of April 3, 2006 between UBSREI, UBS Principal Finance LLC and the Registrant (the
"UBS/Registrant Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by UBSREI with respect to the UBSREI
Mortgage Loans and (2) LBHI as seller pursuant to a mortgage loan purchase agreement dated as of April 3, 2006 between LBHI and the Registrant (the
"LBHI/Registrant Mortgage Loan Purchase Agreement"). The Pooling and Servicing
Agreement contains representations and warranties made by the Registrant with respect to the LBHI Mortgage Loans.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a)  Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

(c)  Shell Company Transactions:

     Not applicable.

                                        2

(d)  Exhibits:

Exhibit No.   Description
-----------   -----------
1.1           Underwriting Agreement dated as of April 3, 2006 among Structured
              Asset Securities Corporation II as seller, Lehman Brothers Inc.
              and UBS Securities LLC as underwriters and UBS Real Estate
              Investments Inc. and Lehman Brothers Holdings Inc. as mortgage loan sellers.

4.1           Pooling and Servicing Agreement dated as of March 13, 2006 among
              Structured Asset Securities Corporation II as depositor, Wachovia
              Bank, National Association as master servicer, CWCapital Asset
              Management LLC as special servicer and LaSalle Bank National
              Association as trustee.

99.1          UBS Mortgage Loan Purchase Agreement dated as of April 3, 2006 between UBS Real Estate Investments Inc. as seller, UBS Principal
              Finance LLC as an additional party and Structured Asset Securities
              Corporation II as purchaser.

99.2          LBHI/Registrant Mortgage Loan Purchase Agreement dated as of April
              3, 2006 between Lehman Brothers Holdings Inc. as seller and
              Structured Asset Securities Corporation II as purchaser.

99.3          Tax Opinion of Sidley Austin LLP, together with consent.

99.4          Legality Opinion of Sidley Austin LLP, together with consent.

                                        3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2006

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION II

                                        By: /s/ David Nass
                                            ------------------------------------
                                            Name: David Nass
                                            Title: Senior Vice President

                                        4

                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
-----------
1.1           Underwriting Agreement dated as of April 3, 2006 among Structured
              Asset Securities Corporation II as seller, Lehman Brothers Inc.
              and UBS Securities LLC as underwriters and UBS Real Estate
              Investments Inc. and Lehman Brothers Holdings Inc. as mortgage loan sellers.

4.1           Pooling and Servicing Agreement dated as of March 13, 2006 among
              Structured Asset Securities Corporation II as depositor, Wachovia
              Bank, National Association as master servicer, CWCapital Asset
              Management LLC as special servicer and LaSalle Bank National
              Association as trustee.

99.1          UBS Mortgage Loan Purchase Agreement dated as of April 3, 2006 between UBS Real Estate Investments Inc. as seller, UBS Principal
              Finance LLC as an additional party and Structured Asset Securities
              Corporation II as purchaser.

99.2          LBHI/Registrant Mortgage Loan Purchase Agreement dated as of April
              3, 2006 between Lehman Brothers Holdings Inc. as seller, and
              Structured Asset Securities Corporation II as purchaser.

99.3          Tax Opinion of Sidley Austin LLP, together with consent.

99.4          Legality Opinion of Sidley Austin LLP, together with consent.

                                        5